UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 7, 2007
THE TIMBERLAND COMPANY

(Exact name of Registrant as Specified in Charter)

DELAWARE	1-9548	02-0312554

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Domain Drive, Stratham, NH	03885

(Address of Principal Executive Offices)	(Zip Code)
(603) 772-9500

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Ex-99.1 Press Release dated February 7, 2007 - fiscal year 2006 results
Ex-99.2 Press Release dated February 7, 2007 - departure of two officers

Item 2.02. Results of Operations and Financial Condition.
     On February 7, 2007, the Company issued a press release setting forth the Company’s fourth-quarter and fiscal year 2006 results. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     The attached press release includes a discussion of constant dollar revenue changes and diluted earnings per share excluding restructuring and related costs, and diluted EPS and operating income excluding restructuring and related costs and including stock option and employee stock purchase plan expenses, which are non-GAAP measures, and a reconciliation of each to a GAAP measure. We provide constant dollar revenue changes for total Company and international results because we use the measure to understand revenue changes excluding any impact from foreign exchange rate changes. We provide diluted earnings per share excluding restructuring and related costs because we use the measure to understand earnings excluding these identifiable expenses. We provide diluted EPS and operating income excluding restructuring and related costs and including stock option and employee stock purchase plan expenses for 2005 to provide comparability to 2006 reported results.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 7, 2007, the Company issued a press release announcing that Kenneth P. Pucker, Executive Vice President and Chief Operating Officer, will leave the Company, effective March 31, 2007, and that Brian P. McKeon, Executive Vice President — Finance and Administration and Chief Financial Officer, will be leaving the Company, effective March 31, 2007, to become the Chief Financial Officer of Iron Mountain Incorporated. A copy of our press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
     In addition to amounts due to be paid to Mr. Pucker under his existing arrangements with the Company, Mr. Pucker and the Company have entered into a separation agreement providing for a cash separation payment in the amount of $3,000,000 and vesting at March 31, 2007 in 200,000 shares of Class A Common Stock previously earned under The Timberland Company 2004 Long Term Incentive Program for Kenneth P. Pucker. Mr. Pucker has agreed not to compete with the Company for a one year period after his separation from the Company.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Press Release of The Timberland Company dated February 7, 2007 setting forth the Company’s fourth-quarter and fiscal year 2006 results.

99.2	Press Release of The Timberland Company dated February 7, 2007 announcing the departure of two principal officers.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMBERLAND COMPANY
Date: February 7, 2007	By:	/s/ John Crimmins
		Name:	John Crimmins
		Title:	Vice President, Corporate Controller and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of The Timberland Company dated February 7, 2007 setting forth the Company’s fourth-quarter and fiscal year 2006 results.

99.2	Press Release of The Timberland Company dated February 7, 2007 announcing the departure of two principal officers.